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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

ALGER GLOBAL GROWTH FUND

SEMI-ANNUAL REPORT

APRIL 30, 2018 (UNAUDITED)

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter	1
Fund Highlights	8
Portfolio Summary	10
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Additional Information	38

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Shareholders’ Letter April 30, 2018

Dear Shareholders,

Corporations Generate Stellar Earnings but Emotions Spark Volatility
After a nearly one-and-a-half-year period during which the S&P 500 Index didn’t experience a single monthly decline, concerns about potential inflation caused the index to tumble
11.84% in late January and early February. We believe investors may have subsequently determined that the decline was excessive when considering the strength of corporate fundamentals and the potential for additional economic growth. The market selloff was therefore short-lived. The combination of strong performance leading up to the January peak and the 4.56% market gain after the market pullback resulted in the S&P 500 Index advancing 3.82% during the six-month reporting period ended April 30, 2018.

Not surprisingly, the market decline, which lasted less than two weeks, prompted pundits to renew their predictions that the ongoing bull market was ending. As evidenced by the positive performance of equities during the reporting period, the renewed predictions were a continuation of pundits being consistently wrong since the end of the Great Recession with negative views, driven by what we believe has been market noise. In this letter, we urge investors to focus on the strength of corporate fundamentals and economic growth. These factors, we believe, can potentially support equity gains in the foreseeable future. We explain why equities still carry potential for generating attractive returns despite concerns that we believe are misguided about the length of the current bull market, potential for inflation, and fears that President Donald Trump’s proposed tariffs could hinder global trade.

Market Overview
News that wages were 2.9% higher in January of 2018 than in January of 2017 strengthened fears of inflation and ushered in market volatility. Some investors may also have believed that market gains, equity valuations, and optimism were excessive relative to corporate fundamentals and the potential benefits of lower taxes resulting from tax reform. Despite those concerns, anticipation of strong first-quarter earnings helped reverse the decline. The recovery in equity prices was further supported by corporations eventually reporting strong earnings growth. Non-U.S. equities followed a similar pattern with the MSCI Emerging
Markets Index gaining 4.94% and the MSCI ACWI ex USA Index advancing 3.73% for the six-month reporting period.

As growth equity investors, we are encouraged by the continuation of the multiyear outperformance of growth stocks. The Russell 1000 Growth Index led with a 5.68% return compared to 1.94% of its value-oriented counterpart during the six-month reporting period.
Growth outperformance also occurred with mid- and small-cap stocks. At the same time, rising interest rates caused investors to continue dumping bond-like equities in favor of growth equities, as illustrated by the Consumer Discretionary and Information Technology
sectors’ outperformance of the overall S&P 500 Index. Sectors such as Real Estate, Utilities, and Consumer Staples that generally consist of companies that offer higher dividend yields but less potential for earnings growth lagged with negative returns. At Alger, we have previously written about the potential for investors to rapidly flee bond-like equities in favor of growth stocks, so this development was no surprise to our firm.

The Importance of Earnings Growth and Innovation
At Alger, our in-depth research has led us to believe that corporate fundamentals are healthy with businesses having strong potential for growing their earnings. Our research also points to the economy being stronger than commonly believed and therefore highly supportive of earnings growth. We have also maintained that earnings growth resulting from lower corporate taxes could be stronger than commonly believed. While some observers have focused on how tax reform has directly boosted earnings by cutting corporate expenses in the form of taxes, we have also assessed the potential for businesses to use their tax savings to increase their investments in growth initiatives. Tax reform is also supporting business spending by allowing full expensing of capital expenditures. Banks’ increased willingness to provide financing to corporations is an additional tailwind for business spending. This increased spending, in turn, is providing opportunities for certain corporations to improve their earnings by offering products and services that can help businesses grow and increase productivity.

Our belief that corporate earnings would be stronger than expected was validated by first-
quarter results. As of the end of the six-month reporting period, 81% of S&P 500 companies had reported first-quarter numbers. Of those, 78% reported positive earnings-per-share
(EPS) surprises and 77% reported positive sales surprises. At that pace, the percentage of positive EPS surprises would be the highest since FactSet Research started tracking earnings in the third quarter of 2008. Among companies that had reported, earnings grew 24.2%
compared to earlier estimates of 17.1%.

We believe that earnings growth drives long-term equity performance. On one hand, companies with strong earnings can reward investors with stock buybacks and dividends.
Companies can also use profits to develop new and disruptive products and services that can capture market share. Perhaps most importantly, earnings also support valuations.

Keeping the Economy in Perspective
Economists and investors frequently focus on monetary policy to gain insight into economic cycles. Optimism often grows as the Federal Reserve cuts the fed funds rate and pessimism spikes when the central bank begins tightening monetary policy. We agree that it is important to understand the relationship of monetary tightening, the economy, and equity performance, but in our view, Fed policy appears to be a long way from sparking a recession or a bear market. Indeed, bull markets have traditionally persisted during fed rate increases and recessions typically haven’t occurred until the real fed funds rate, which is the nominal fed funds rate minus inflation, hits 2% or higher. With the real fed funds rate currently at about 0% and the Federal Reserve expected to raise rates approximately 75 basis points a year, we maintain that monetary policy is unlikely to kill the economic recovery or stifle the equity market in the foreseeable future.1

We believe that bonds are a different matter. During periods of fed funds rate increases, the 10-year Treasury bond has generated an average annual return of -2.7% compared to the average annual return of 6.2% of the S&P 500 Index.2 We also believe that valuations imply that earnings multiples may not suffer as rates rise, with the S&P 500 Index having an EPS yield on April 30 that was approximately 328 bps higher than the yield of the 10-
year Treasury bond. While bonds are susceptible to monetary tightening, we believe the economy is strong and can absorb the impact of fed rate increases.3

Outlook
In past years, economic growth has been driven primarily by consumer spending, but business spending, which is growing at a faster rate than the nation’s gross domestic product, is now playing a more significant role. In our view, business spending is likely to increase in the coming months and provide additional support to the U.S. economy while helping corporations boost productivity and earnings. Other indicators, such as the Conference
Board’s Leading Economic Index (LEI), are encouraging. The LEI typically leads S&P 500
Index earnings by 6 to 18 months, so its record high reading of 109.4 in April suggests that the bull market still has a long runway.

We acknowledge that over the long term, monetary tightening, rising labor costs, and tariffs leading to a potential trade war could be a headwind for equities. We think the best way to address those risks is to invest in highly innovative companies that can disrupt their industries by creating new products and services. During the global financial crisis, for example, U.S. e-commerce and internet advertising spending grew 33% while total U.S.
retail sales increased only 1%. At the same time, we are experiencing unprecedented levels of innovation, with artificial intelligence, cloud computing, internet connectivity, genome sequencing, and novel drug developments allowing leading companies to disrupt their respective industries with new products and business models.

In closing, we urge investors to focus on corporate fundamentals rather than react hastily to what we believe are short-sighted views of market pundits. As an active, research-driven investor, we intend to continue seeking out innovative companies that can grow their earnings and revenues.

Portfolio Matters
Alger Global Growth Fund
The Alger Global Growth Fund returned 3.78% for the fiscal six-month period ended April
30, 2018, compared to the 3.83% return of the MSCI ACWI Index. As of March 28, 2018,
Gregory Jones, CFA, and Pragna Shere, CFA, who are both Alger senior vice presidents and portfolio managers, assumed portfolio management of the Fund. The Fund will continue to seek long-term capital appreciation, but it will now be run as a focused portfolio that typically holds fewer than 50 holdings.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Information Technology and the largest underweight was Utilities. The Consumer Discretionary and Energy sectors provided the greatest contributions to relative performance. Stock selection resulted in Australia,
Singapore, China, and the U.S. being among countries that provided the largest contributions to relative performance. During the reporting period, Italy and France outperformed the overall MSCI ACWI Index. The Fund’s overweighting of those countries, therefore, supported relative performance.

Among individual positions, Amazon.com, Inc.; Tencent Holdings Ltd.; Lululemon
Athletica, Inc.; LVMH Moet Hennessy Louis Vuitton SE; and SVB Financial Group were among the top contributors to performance. Amazon is well known as a leading U.S. online retailer. Its shares contributed to performance as Amazon has enjoyed strong high unit volume growth, in large part driven by the company continuing to take market share from traditional brick and mortar retailers. Its leadership in the sizable and expanding web hosting industry also supported the performance of Amazon shares.

Detractors from Performance
Consumer Staples and Industrials were among the sectors that detracted from results. In addition, stock selection detracted from relative performance in Japan, India, New Zealand, and the United Kingdom. Equities in Germany declined during the reporting period, so a portfolio overweighting of the country was a drag on performance.

Vakrangee Ltd.; a2 Milk Co., Ltd.; Facebook, Inc., Cl. A; XPO Logistics, Inc.; and United
Rentals, Inc. were the top detractors from results. Facebook operates the world’s largest social network. Facebook continues to take advertising market share from print, radio, and television media because the social network offers brands a robust return on digital advertising spending. Investors have been excited by the growth of both Instagram, which is Facebook’s video and picture sharing platform, and WhatsApp, which is the company’s texting and voice over internet protocol service. Shares of the company underperformed when some measures of Facebook consumer engagement deteriorated, which suggested user fatigue may be occurring. Facebook also endured a public relations crisis as management tried to contain media and customer fallout about a data breach that led to reservations about the company’s privacy safeguards.

I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

1 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Party Without the Punch? Fred Alger Management,
Spring 2018.
2 Ibid.
3 Ibid.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal six-month period.

A Word about Risk
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if borrowing had not been utilized. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. There may be a significant portion of assets invested in securities of companies conducting business in a related group of industries within a sector, and may be more vulnerable to unfavorable developments in that sector than a more diversified portfolio. Under normal circumstances, investments will be in a limited number of holdings, and therefore, performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than investments utilizing a higher number of holdings.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index is an index of large company stocks considered representa-
tive of the U.S. stock market.
• Russell 1000 Value Index: An index that measures the performance of those
Russell 1000 companies with lower price/book ratios and lower forecasted growth values.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• The Conference Board’s Leading Economic Index: An index based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI): An unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA: An unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• FactSet Research Systems: A firm that provides data and research for invest-
ment managers, hedge funds, investment bankers and other financial profes-
sionals.

FUND PERFORMANCE AS OF 3/31/18 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	10.47%	8.10%	3.45%	8.87%
Alger Global Growth Class C (Inception 3/3/08)*	14.74%	8.46%	3.25%	8.49%
Alger Global Growth Class I (Inception 5/31/13)	16.86%	n/a	n/a	9.32%
Alger Global Growth Class Z (Inception 5/31/13)	17.03%	n/a	n/a	9.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013, Alger Global Growth Fund changed its investment strategy to investing in foreign (including emerging markets) and U.S. securities; its previous investment strategy invested in securities economically tied to China (including Hong Kong and Taiwan) and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global
Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. Beginning May 31, 2013, Alger
Global Growth Fund changed its investment strategy to investing in foreign (including emerging markets) and U.S.
securities. Its previous investment strategy invested in securities economically tied to China (including Hong Kong and Taiwan) and the United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI
Index include reinvestment of dividends and capital gains. Performance for the Alger Global Growth Fund Class C,
Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	10.28%	8.14%	2.77%	8.92%
Class C (Inception 3/3/08)*	14.56%	8.50%	2.57%	8.54%
MSCI ACWI Index	14.77%	9.38%	5.67%	8.23%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	16.76%	n/a	n/a	9.50%
Class Z (Inception 5/31/13)	16.87%	n/a	n/a	9.74%
MSCI ACWI Index	14.77%	n/a	n/a	9.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2018 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Australia	2.1%
Brazil	1.3
China	7.2
France	13.2
Hong Kong	2.2
India	2.4
Italy	9.7
Japan	10.3
New Zealand	2.1
Poland	0.2
Russia	1.2
Singapore	2.5
South Korea	2.2
Spain	2.0
Switzerland	4.3
United Kingdom	1.4
United States	32.5
Cash and Net Other Assets	3.2
100.0%

† Based on net assets for the Fund.

ALGER GLOBAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—96.0%	SHARES	VALUE
AUSTRALIA—2.1%
CASINOS & GAMING—2.1%
Aristocrat Leisure Ltd.	29,561	$593,011
(Cost $568,560)
BRAZIL—1.3%
FOOTWEAR—1.3%
Arezzo Industria e Comercio SA	24,600	372,034
(Cost $369,456)
CHINA—7.2%
INTERNET SOFTWARE & SERVICES—1.9%
Alibaba Group Holding Ltd. #*	2,974	530,978
LIFE & HEALTH INSURANCE—1.8%
Ping An Insurance Group Co. , of China Ltd. , Cl. H	52,638	514,347
OIL & GAS EXPLORATION & PRODUCTION—3.5%
CNOOC Ltd.	583,185	986,582
TOTAL CHINA
(Cost $1,726,947)		2,031,907
FRANCE—13.2%
APPAREL ACCESSORIES & LUXURY GOODS—2.9%
LVMH Moet Hennessy Louis Vuitton SE	2,358	820,681
DISTILLERS & VINTNERS—1.7%
Remy Cointreau SA	3,516	484,451
HOME ENTERTAINMENT SOFTWARE—2.2%
Ubisoft Entertainment SA*	6,470	618,247
LIFE SCIENCES TOOLS & SERVICES—2.9%
Eurofins Scientific SE	1,488	802,690
PHARMACEUTICALS—2.2%
Ipsen SA	3,741	605,594
RESEARCH & CONSULTING SERVICES—1.3%
Teleperformance	2,300	369,646
TOTAL FRANCE
(Cost $3,563,216)		3,701,309
HONG KONG—2.2%
LIFE & HEALTH INSURANCE—2.2%
AIA Group Ltd.	67,302	601,491
(Cost $581,055)
INDIA—2.4%
DIVERSIFIED BANKS—2.4%
HDFC Bank Ltd. #	7,052	675,652
(Cost $690,322)
ITALY—9.7%
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Moncler SpA	14,975	675,008
HEALTH CARE DISTRIBUTORS—1.5%
Amplifon SpA	22,178	414,337

ALGER GLOBAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—96.0% (CONT. )	SHARES	VALUE
ITALY—9.7% (CONT. )
INDUSTRIAL MACHINERY—2.2%
Interpump Group SpA	19,236	$611,118
LEISURE PRODUCTS—2.0%
Technogym SpA*	47,167	572,243
SPECIALIZED FINANCE—1.6%
Cerved Information Solutions SpA	36,870	446,198
TOTAL ITALY
(Cost $2,578,417)		2,718,904
JAPAN—10.3%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.6%
Keyence Corp.	1,200	731,769
HOUSEHOLD PRODUCTS—3.7%
Pigeon Corp.	10,169	476,684
Unicharm Corp.	19,819	557,214
		1,033,898
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.8%
Recruit Holdings Co. , Ltd.	22,000	507,276
PERSONAL PRODUCTS—2.2%
Shiseido Co. , Ltd.	9,700	629,375
TOTAL JAPAN
(Cost $2,871,807)		2,902,318
NEW ZEALAND—2.1%
PACKAGED FOODS & MEATS—2.1%
a2 Milk Co. , Ltd. *	71,000	598,703
(Cost $712,293)
RUSSIA—1.2%
INTEGRATED OIL & GAS—1.2%
LUKOIL PJSC#	5,188	345,810
(Cost $348,192)
SINGAPORE—2.5%
DIVERSIFIED BANKS—2.5%
DBS Group Holdings Ltd.	30,556	704,964
(Cost $644,213)
SOUTH KOREA—2.2%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.2%
Samsung Electronics Co. , Ltd.	250	621,679
(Cost $601,800)
SPAIN—2.0%
BIOTECHNOLOGY—2.0%
Grifols SA#	27,813	565,160
(Cost $575,306)
SWITZERLAND—4.3%
ASSET MANAGEMENT & CUSTODY BANKS—2.4%
Partners Group Holding AG	942	687,067

ALGER GLOBAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—96.0% (CONT. )	SHARES	VALUE
SWITZERLAND—4.3% (CONT. )
SPECIALTY CHEMICALS—1.9%
Sika AG	73	$529,705
TOTAL SWITZERLAND
(Cost $1,285,884)		1,216,772
UNITED KINGDOM—1.4%
SOFT DRINKS—1.4%
Coca-Cola HBC AG	11,840	396,621
(Cost $424,504)
UNITED STATES—31.9%
AIR FREIGHT & LOGISTICS—1.7%
XPO Logistics, Inc. *	4,808	467,145
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Lululemon Athletica, Inc. *	6,769	675,546
APPLICATION SOFTWARE—5.5%
Adobe Systems, Inc. *	2,443	541,369
Autodesk, Inc. *	3,300	415,470
salesforce. com, Inc. *	4,761	576,033
		1,532,872
DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Mastercard, Inc. , Cl. A	3,709	661,203
FINANCIAL EXCHANGES & DATA—2.5%
MSCI, Inc. , Cl. A	4,596	688,619
HOME IMPROVEMENT RETAIL—1.9%
The Home Depot, Inc.	2,950	545,160
INTERNET & DIRECT MARKETING RETAIL—2.3%
Amazon. com, Inc. *	416	651,510
INTERNET SOFTWARE & SERVICES—2.0%
Alphabet, Inc. , Cl. C*	548	557,497
Palantir Technologies, Inc. , Cl. A*,@,(a)	3,176	18,262
		575,759
LIFE SCIENCES TOOLS & SERVICES—2.2%
Illumina, Inc. *	2,617	630,514
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Diamondback Energy, Inc. *	5,534	710,842
REGIONAL BANKS—2.5%
SVB Financial Group*	2,365	708,578
SEMICONDUCTORS—2.0%
NVIDIA Corp.	2,511	564,724
SYSTEMS SOFTWARE—2.0%
Microsoft Corp.	5,869	548,869
TOTAL UNITED STATES
(Cost $8,353,270)		8,961,341
TOTAL COMMON STOCKS
(Cost $25,895,242)		27,007,676

ALGER GLOBAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

PREFERRED STOCKS—0.6%	SHARES	VALUE
UNITED STATES—0.6%
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	33,858	$101,574
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc. , Cl. B*,@,(a)	12,951	74,469
TOTAL UNITED STATES
(Cost $237,882)		176,043
TOTAL PREFERRED STOCKS
(Cost $237,882)		176,043
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
POLAND—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC. *,@,(a)	55,986	68,605
(Cost $55,986)
Total Investments
(Cost $26,189,110)	96.8%	$27,252,324
Affiliated Securities (Cost $152,361)		101,574
Unaffiliated Securities (Cost $26,036,749)		27,150,750
Other Assets in Excess of Liabilities	3.2%	889,457
NET ASSETS	100.0%	$28,141,781

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
JS Kred SPV I, LLC.	06/26/15	$55,986	0.15%	$68,605	0.24%
Palantir Technologies, Inc. , Cl. A	10/07/14	20,666	0.05%	18,262	0.06%
Palantir Technologies, Inc. , Cl. B	10/07/14	85,521	0.22%	74,469	0.27%
Prosetta Biosciences, Inc. , Series D	02/06/15	152,361	0.40%	101,574	0.36%
Total				$262,910	0.93%

Forward Foreign Currency Contract Outstanding as of April 30, 2018:
								Net Unrealized
	Contract		Settlement		Contract	Unrealized	Unrealized	Appreciation/
Buy	Counterparty	Amount	Date	Sell	Amount	Appreciation	(Depreciation)	(Depreciation)
	Brown Brothers
USD	Harriman & Co.	604,835	05/07/2018	JPY	65,940,454	$1,429	—	$1,429

Abbreviations used in this schedule:
JPY — Japanese Yen
USD — United States Dollar

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2018 (Unaudited)

	Alger Global
	Growth Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedule of investments	$27,150,750
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	101,574
Unrealized appreciation on forward foreign currency contracts	1,429
Cash and cash equivalents	265,206
Foreign cash †	4,841
Receivable for investment securities sold	603,222
Receivable for shares of beneficial interest sold	28,928
Dividends and interest receivable	34,075
Receivable from Investment Manager	29,777
Prepaid expenses	71,406
Total Assets	28,291,208

LIABILITIES:
Payable for shares of beneficial interest redeemed	165
Accrued investment advisory fees	19,625
Accrued transfer agent fees	18,448
Accrued distribution fees	7,246
Accrued administrative fees	674
Accrued shareholder administrative fees	377
Accrued other expenses	102,892
Total Liabilities	149,427
NET ASSETS	$28,141,781

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	24,087,352
Undistributed net investment income (accumulated loss)	(906,699)
Undistributed net realized gain	3,898,600
Net unrealized appreciation on investments	1,062,528
NET ASSETS	$28,141,781
* Identified cost	$26,036,749	(a)
** Identified cost	$152,361	(a)
† Cost of foreign cash	$4,828
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

Alger Global
Growth Fund

NET ASSETS BY CLASS:
Class A	$19,923,717
Class C	$3,353,981
Class I	$68,760
Class Z	$4,795,323

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	806,864
Class C	143,420
Class I	2,869
Class Z	190,342

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$24.69
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$26.06
Class C — Net Asset Value Per Share Class C	$23.39
Class I — Net Asset Value Per Share Class I	$23.97
Class Z — Net Asset Value Per Share Class Z	$25.19
See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $27,008,505, amounted to $243,819 which consisted of aggregate gross unrealized appreciation of $1,766,689 and aggregate gross unrealized depreciation of $1,522,870.

ALGER GLOBAL GROWTH FUND
Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Alger Global
Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$143,172
Interest from unaffiliated securities	2,640
Total Income	145,812

EXPENSES:
Advisory fees — Note 3(a)	114,762
Distribution fees — Note 3(c)
Class A	24,936
Class C	17,200
Class I	329
Shareholder administrative fees — Note 3(f)	2,195
Administration fees — Note 3(b)	3,945
Custodian fees	28,057
Interest expenses	116
Transfer agent fees and expenses — Note 3(f)	15,501
Printing fees	29,440
Professional fees	34,725
Registration fees	25,455
Trustee fees — Note 3(g)	525
Fund accounting fees	4,400
Miscellaneous	19,332
Total Expenses	320,918
Less, expense reimbursements/waivers — Note 3(a)	(103,186)
Net Expenses	217,732
NET INVESTMENT LOSS	(71,920)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	3,984,984
Net realized (loss) on affiliated investments	(40,759)
Net realized (loss) on foreign currency transactions	(8,292)
Net change in unrealized (depreciation) on unaffiliated investments	(2,845,421)
Net change in unrealized appreciation on affiliated investments	36,696
Net change in unrealized appreciation on forward foreign currency contracts	1,429
Net change in unrealized (depreciation) on foreign currency	(868)
Net realized and unrealized gain on investments, forward foreign currency contracts
and foreign currency	1,127,769
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,055,849
* Foreign withholding taxes	$13,018
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statements of Changes in Net Assets (Unaudited)

	Alger Global Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017

Net investment income (loss)	$(71,920)	$27,123
Net realized gain on investments and foreign currency	3,935,933	3,060,663
Net change in unrealized appreciation (depreciation) on
investments, forward foreign currency contracts and foreign
currency	(2,808,164)	2,955,652
Net increase in net assets resulting from operations	1,055,849	6,043,438

Dividends and distributions to shareholders from:
Net investment income:
Class A	(780,332)	(197,660)
Class C	(115,311)	(14,615)
Class I	(12,216)	(10,440)
Class Z	(207,829)	(42,673)
Total dividends and distributions to shareholders	(1,115,688)	(265,388)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,206)	(3,876,572)
Class C	(323,600)	(1,891,470)
Class I	(211,464)	(140,661)
Class Z	(123,634)	524,863
Net decrease from shares of beneficial interest transactions
— Note 6	(664,904)	(5,383,840)
Total increase (decrease)	(724,743)	394,210

Net Assets:
Beginning of period	28,866,524	28,472,314
END OF PERIOD	$28,141,781	$28,866,524
Undistributed net investment income (accumulated loss)	$(906,699)	$280,909
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$24.76	$20.20	$20.65	$20.79	$18.76	$15.42
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.06)	0.03	0.10	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss)
on investments	0.97	4.74	(0.55)	(0.13)	2.05	3.41
Total from investment operations	0.91	4.77	(0.45)	(0.14)	2.03	3.40
Dividends from net investment income	(0.98)	(0.21)	–	–	–	(0.06)
Net asset value, end of period	$24.69	$24.76	$20.20	$20.65	$20.79	$18.76
Total return(iii)	3.78%	23.80%	(2.18)%	(0.67)%	10.82%	22.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,924	$19,962	$19,805	$24,269	$30,542	$33,657
Ratio of gross expenses to average
net assets	2.18%	2.48%	2.37%	2.03%	1.98%	2.35%
Ratio of expense reimbursements to
average net assets	(0.68)%	(0.98)%	(0.87)%	(0.53)%	(0.48)%	(0.33)%
Ratio of net expenses to average net
assets	1.50%	1.50%	1.50%	1.50%	1.50%	2.02%
Ratio of net investment income (loss) to
average net assets	(0.49)%	0.14%	0.52%	(0.07)%	(0.08)%	(0.07)%
Portfolio turnover rate	132.34%	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$23.41	$19.11	$19.69	$19.97	$18.15	$14.97
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.14)	(0.12)	(0.04)	(0.17)	(0.16)	(0.13)
Net realized and unrealized gain (loss)
on investments	0.92	4.48	(0.54)	(0.11)	1.98	3.31
Total from investment operations	0.78	4.36	(0.58)	(0.28)	1.82	3.18
Dividends from net investment income	(0.80)	(0.06)	–	–	–	–
Net asset value, end of period	$23.39	$23.41	$19.11	$19.69	$19.97	$18.15
Total return(iii)	3.41%	22.88%	(2.95)%	(1.40)%	10.03%	21.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,354	$3,673	$4,720	$4,730	$5,392	$4,888
Ratio of gross expenses to average
net assets	2.93%	3.24%	3.13%	2.80%	2.75%	3.13%
Ratio of expense reimbursements to
average net assets	(0.68)%	(0.99)%	(0.88)%	(0.55)%	(0.50)%	(0.40)%
Ratio of net expenses to average net
assets	2.25%	2.25%	2.25%	2.25%	2.25%	2.73%
Ratio of net investment loss to average
net assets	(1.24)%	(0.59)%	(0.23)%	(0.82)%	(0.83)%	(0.81)%
Portfolio turnover rate	132.34%	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class I
						From 5/31/2013
Six months ended 4/30/2018(i)		Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$24.05	$20.36	$20.78	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.03)	0.08	0.17	0.04	0.03	0.03
Net realized and unrealized gain (loss)
on investments	0.95	4.64	(0.59)	(0.13)	2.06	1.92
Total from investment operations	0.92	4.72	(0.42)	(0.09)	2.09	1.95
Dividends from net investment income	(1.00)	(1.03)	–	–	–	–
Net asset value, end of period	$23.97	$24.05	$20.36	$20.78	$20.87	$18.78
Total return(iv)	3.94%	24.15%	(2.02)%	(0.43)%	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$69	$286	$384	$1,914	$1,646	$1,296
Ratio of gross expenses to average
net assets	1.96%	2.63%	2.33%	2.02%	1.94%	2.97%
Ratio of expense reimbursements to
average net assets	(0.71)%	(1.38)%	(1.08)%	(0.77)%	(0.69)%	(1.72)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.26)%	0.37%	0.86%	0.17%	0.17%	0.47%
Portfolio turnover rate	132.34%	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class Z
						From 5/31/2013
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013(ii)
Net asset value, beginning of period	$25.26	$20.55	$20.92	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.12	0.19	0.09	0.06	0.04
Net realized and unrealized gain (loss)
on investments	0.98	4.83	(0.56)	(0.12)	2.09	1.93
Total from investment operations	0.97	4.95	(0.37)	(0.03)	2.15	1.97
Dividends from net investment income	(1.04)	(0.24)	–	–	–	–
Net asset value, end of period	$25.19	$25.26	$20.55	$20.92	$20.95	$18.80
Total return(iv)	3.97%	24.33%	1.77%	(0.14)%	11.44%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,795	$4,946	$3,563	$2,243	$1,308	$112
Ratio of gross expenses to average
net assets	1.99%	2.35%	2.36%	2.20%	3.72%	12.42%
Ratio of expense reimbursements to
average net assets	(0.90)%	(1.26)%	(1.31)%	(1.21)%	(2.73)%	(11.43)%
Ratio of net expenses to average net
assets	1.09%	1.09%	1.05%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.07)%	0.53%	0.92%	0.44%	0.30%	0.62%
Portfolio turnover rate	132.34%	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The
Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous days price.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.
These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian (“Brown Brothers Harriman &
Company”) in an amount equal to at least 102 percent of the current market value of U.S.
loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund.
Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2018.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2014-2017.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the
Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2018, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global
Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has established expense caps for the share classes, through February 28,
2019, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

					FEES WAIVED /
					REIMBURSED FOR
					THE SIX MONTHS
		CLASS			ENDED
	A	C	I	Z	APRIL 30, 2018
Alger Global Growth Fund	1.50%	2.25%	1.25%	1.09%	$ 103,186

Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2018, there were no recoupments made by the Fund to the Investment Manager. As of April 30, 2018, the total repayments that may potentially be made by the Fund to the Investment Manager is $103,186 which will expire by February 28, 2019.

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor
(“Alger Inc.”) a fee at the annual rate of 0.25% of the average daily net assets of the Class
A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2018, the initial sales charges and contingent deferred sales charges imposed, all of which were retained, were approximately $200 and $377, respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the six months ended April 30, 2018, the Fund paid Alger
Inc. $5,633 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the Fund’s transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to certain limitations, as approved by the Board. For the six months ended April 30, 2018,
Alger Management charged back $5,992 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g) Trustees’ Fees: From November 1, 2017 through February 28, 2018, each Independent
Trustee received a fee of $27,250 for each board meeting attended, to a maximum of
$109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and
The Alger Funds, each of which is a registered investment company managed by Alger
Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the
Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of
$2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2018, each Independent Trustee receives a fee of $28,000 for each board meeting attended, to a maximum of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,750 for each Audit
Committee meeting attended to a maximum of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans as of April 30, 2018.
During the six months ended April 30, 2018, the Fund incurred interfund loan interest expense of $116.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At April 30, 2018, Alger Management and its affiliated entities owned the following shares of the Fund:

		SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	—	—	—	14,769

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund for the six months ended
April 30, 2018:

	PURCHASES	SALES
Alger Global Growth Fund	$37,346,771	$39,165,601

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the six months ended April 30, 2018, the Fund had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Global Growth Fund	$13,675	2.92%

The highest amount borrowed from its custodian and other funds during the six months ended April 30, 2018, for the Fund was as follows:

HIGHEST BORROWING
Alger Global Growth Fund	$473,729

NOTE 6 — Share Capital:
The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	23,386	$584,113	20,858	$457,310
Dividends reinvested	29,809	716,610	8,728	181,187
Shares redeemed	(52,459)	(1,306,929)	(204,004)	(4,515,069)
Net increase (decrease)	736	$(6,206)	(174,418)	$(3,876,572)
Class C:
Shares sold	6,852	$161,516	11,783	$248,858
Dividends reinvested	4,594	104,874	684	13,517
Shares redeemed	(24,927)	(589,990)	(102,587)	(2,153,845)
Net decrease	(13,481)	$(323,600)	(90,120)	$(1,891,470)
Class I:
Shares sold	528	$12,992	2,988	$66,074
Dividends reinvested	524	12,216	505	10,157
Shares redeemed	(10,066)	(236,672)	(10,453)	(216,892)
Net decrease	(9,014)	$(211,464)	(6,960)	$(140,661)
Class Z:
Shares sold	33,554	$860,532	69,230	$1,579,384
Dividends reinvested	5,153	126,194	1,159	24,451
Shares redeemed	(44,188)	(1,110,360)	(47,995)	(1,078,972)
Net increase (decrease)	(5,481)	$(123,634)	22,394)	$524,863

NOTE 7 — Income Tax Information:
At October 31, 2017, the Fund, for federal income tax purposes, had no capital loss carryforwards.

During the year ended October 31, 2017, the Fund utilized $2,605,132 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,905,193	$2,244,250	$2,660,943	—
Consumer Staples	3,143,048	—	3,143,048	—
Energy	2,043,234	710,842	1,332,392	—
Financials	5,026,916	2,072,848	2,954,068	—
Health Care	3,018,295	1,195,674	1,822,621	—
Industrials	1,955,185	467,145	1,488,040	—
Information Technology	6,386,100	4,396,143	1,971,695	$18,262
Materials	529,705	—	529,705	—
TOTAL COMMON STOCKS	$27,007,676	$11,086,902	$15,902,512	$18,262
PREFERRED STOCKS
Health Care	101,574	—	—	101,574
Information Technology	74,469	—	—	74,469
TOTAL PREFERRED STOCKS	$176,043	—	—	$176,043
SPECIAL PURPOSE VEHICLE
Financials	68,605	—	—	68,605
TOTAL INVESTMENTS IN
SECURITIES	$27,252,324	$11,086,902	$15,902,512	$262,910
FINANCIAL DERIVATIVE INSTRUMENTS
Forward Foreign Currency
Contracts	$1,429	—	$1,429	—

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2017	$18,262 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(571)
Included in net change in unrealized appreciation (depreciation) on investments	571
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	18,262
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Global Growth Fund	Corporate Bonds
Opening balance at November 1, 2017	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(5)
Included in net change in unrealized appreciation (depreciation) on investments	5
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2017	$189,806
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(37,410)
Included in net change in unrealized appreciation (depreciation) on investments	32,926
Purchases and sales
Purchases	—
Sales	(9,279)
Closing balance at April 30, 2018	176,043
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(4,063)

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
	Special Purpose
Alger Global Growth Fund	Vehicle
Opening balance at November 1, 2017	$67,586
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net change in unrealized appreciation (depreciation) on investments	1,019
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	68,605
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$1,019

Alger Global Growth Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(4,633)
Included in net change in unrealized appreciation (depreciation) on investments	4,633
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

*Includes securities that are fair valued at $0.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2018	Methodology	Input	Range/Input	Average Inputs
Alger Global Growth Fund
Common Stock	$18,262	Market	Market Quotation	N/A*	N/A
Approach
Preferred Stocks	101,574	Income	Discount Rate	41-45%	N/A
Approach
Preferred Stocks	74,469	Market	Market Quotation	N/A*	N/A
Approach
Special Purpose Vehicle	68,605	Market	Revenue Multiple	2.9x-4.2x	N/A
Approach

*The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at April 30, 2018.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

As of April 30, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2018, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$270,047	$4,841	$265,206	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward foreign currency contracts - In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contacts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuation.

	ASSET DERIVATIVES 2018		LIABILITY DERIVATIVES 2018
Alger Global Growth Fund
Derivatives not accounted for	Balance Sheet		Balance Sheet
as hedging instruments	Location	Fair Value	Location	Fair Value
	Unrealized
	appreciation on
Forward Foreign Currency Contracts	forward foreign	$1,429	–	$–
	currency contracts

Total		$1,429	–	$–

For the six months ended April 30, 2018, the average notional amount of forward foreign currency contracts outstanding for Alger Global Growth Fund was $604,835. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2018, is as follows:

NET CHANGE IN UNREALIZED APPRECIATION ON DERIVATIVES
Alger Global Growth Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$1,429
Total	$1,429

The Fund’s Forward Foreign Currency Contracts were not subject to any rights of offset with any counterparty.

NOTE 10 — Principal Risks:
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’
earnings and may be more sensitive to market, political, and economic developments.
Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Fund because the
Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of the six months ended April 30, 2018. Purchase and sale transactions and interest income earned during the period were as follows:

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Global Growth Fund
Common Stocks
Choicestream, Inc.*	1,969	—	(1,969	)*	—	—	$(571)	$571	—
Preferred Stocks
Choicestream, Inc. ,*
Series A and B*	53,598	—	(53,598	)*	—	—	(35,550)	35,550	—
Prosetta Biosciences,
Inc. , Series D	33,858	—	—		33,858	—	—	(4,063)	$101,574
Corporate Bonds
Choicestream, Inc. ,*
11.0%, 8/05/18*	4,637	—	(4,637	)*	—	—	(5)	5	—
Warrants
Choicestream, Inc. *
6/22/26 *	4,637	—	(4,637	)*	—	—	(4,633)	4,633	—
Total						—	$(40,759)	$36,696	$101,574

* The company was dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:
Management of the Fund has evaluated events that have occurred subsequent to April 30,
2018, through the issuance date of the Financial Statements. Alger Global Growth Fund will change its name and investment strategy to Alger Global Focus Fund effective August
30, 2018. Also, effective August 30, 2018, Class C shares will automatically convert to Class
A shares on the fifth business day of the month following the tenth anniversary of the purchase. No other events have been identified which require recognition and/or disclosure.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2017 and ending April 30, 2018.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	April 30,		April 30,
		November 1, 2017	April 30, 2018	2018	(a)	2018	(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$983.40	$7.38		1.50%
	Hypothetical(c)	1,000.00	1,017.36	7.50		1.50
Class C	Actual	1,000.00	1,024.10	11.29		2.25
	Hypothetical(c)	1,000.00	1,013.64	11.23		2.25
Class I	Actual	1,000.00	1,039.40	6.32		1.25
	Hypothetical(c)	1,000.00	1,018.60	6.26		1.25
Class Z	Actual	1,000.00	1,039.70	5.51		1.09
	Hypothetical(c)	1,000.00	1,019.39	5.46		1.09

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U. S. Consumer Privacy Notice		Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter. The Fund’s Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary
or Assistant Secretary.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Fund.
Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Fund at (800) 992-
3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AGSAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 26, 2018